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                                                                   EXHIBIT 10.1



                  FIRST AMENDMENT OF 1998 TO CREDIT AGREEMENT
                                      AND
                              OTHER LOAN DOCUMENTS

               THIS FIRST AMENDMENT OF 1998 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS (the "Amendment") is made and dated as of the 1st day of April, 1998, by and among SANWA BANK CALIFORNIA ("Sanwa"), MELLON BANK, N.A. and BANKBOSTON, N.A., as the current Lenders under the Credit Agreement referred to below (and as the term "Lender" and capitalized terms not otherwise defined herein are used in the Credit Agreement), SANWA, as Agent for the Lenders, and MERCURY AIR GROUP, INC., a New York corporation (the "Company").

                                    RECITALS

               A. Pursuant to that certain Credit Agreement dated as of March 14, 1997, by and among the Agent, the Lenders and the Company (the "Credit Agreement"), the Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

               B. The Company, the Agent and the Lenders have agreed to amend the Credit Agreement in certain respects as set forth more particularly below.

               NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

          1. Bond Financing Letter of Credit Facility. To reflect the agreement of the parties to provide for the issuance of the Bond Financing Letter of Credit under separate credit facility documentation, effective as of the Effective Date (as defined in Paragraph 10 below):

               (a) Paragraph 4(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

               "4(c) [INTENTIONALLY OMITTED.]"

               (b) All references in the Credit Agreement to the "Bond Financing Letter of Credit" are hereby deleted and references to "Letters of Credit" contained in the Credit Agreement and the other Loan Documents shall be deemed to be references to "Standard Letters of Credit" only.



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               (c) The schedule of Other Permitted Debt attached to the Credit
Agreement as Exhibit H is hereby amended and restated in its entirety and replaced by the schedule attached hereto as Replacement Exhibit H.

               (d) Paragraph 12(p) of the Credit Agreement is hereby amended to add the following phrase at the end of the parenthetical set forth therein: "and as provided in the Bond Financing Reimbursement Agreement".

               (e) Paragraph 13(e) is hereby amended to read in its entirety as follows:

                   "13(e) There shall occur an Event of Default under (and as the term 'Event of Default' is defined in) the Bond Financing Reimbursement Agreement or the Company or any Subsidiary shall default in any payment of principal or interest on any Indebtedness (other than the Obligations and the L/C Obligations (as defined in the Bond Financing Reimbursement Agreement)) in an aggregate amount in excess of $1,000,000.00 or any other event shall occur, the effect of which is to permit such Indebtedness to be declared or otherwise to become due prior to its stated maturity; or"

               (f) New definitions of "Bond Financing Reimbursement Agreement" and "New 1998 Bond Financing Letter of Credit" are hereby added to Paragraph 16 of the Credit Agreement, in correct alphabetical order, to read in their entirety as follows:

                   "Bond Financing Reimbursement Agreement" shall mean that certain Reimbursement Agreement dated as of April 1, 1998 by and among Sanwa, as "Agent," the Lenders hereunder as the "Credit Support Providers," BankBoston, N.A., as "Issuing Bank", and the Company, as the account party with respect to the letter of credit issued pursuant thereto, as the same may be amended, extended or replaced from time to time."

                   "New 1998 Bond Financing Letter of Credit" shall mean the letter of credit issued for the account of the Company pursuant to the Bond Financing Reimbursement Agreement, as the same may be amended, extended and replaced from time to time."

               (g) Paragraphs 12(i) and 12(m) of the Credit Agreement are hereby amended to replace the reference to "Bond Financing Letter of Credit" set forth therein immediately prior to the Effective Date with a reference to "New 1998 Bond Financing Letter of Credit".

          2. Participation in Credit Facilities. To reflect the agreement of the parties hereto that all Lenders hereunder be "Credit Support Providers" and hold an equivalent "Percentage Share" under (and as those terms are defined in) the Bond Financing Reimbursement Agreement, on and after the Effective Date, any financial institution which is or subsequently becomes a "Lender" under the Credit Agreement, whether by way of assignment from an existing Lender or otherwise, shall concurrently execute such documents, instruments and agreements as are deemed necessary or appropriate by the Agent to assume a "Percentage Share" under the Bond





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Financing Reimbursement Agreement equal to such Person's Percentage Share under the Credit Agreement.

          3. Collateralization of Obligations. To reflect the agreement of the parties hereto that the Obligations under the Credit Agreement and the L/C Obligations under (as that term is defined in) the Bond Financing Reimbursement Agreement be at all times either unsecured or equally and ratably secured, the Company hereby agrees to execute such documents, instruments and agreements in connection with the provision of collateral security under either of the Credit Agreement or the Bond Financing Reimbursement Agreement as may be deemed necessary or appropriate by the Agent to assure such that the Lenders and the Credit Support Providers hold any and all Liens pro rata and pari passu.

          4. Reduction in Availability. To reflect the agreement of the parties hereto that the credit limits currently contained in the Credit Agreement be reduced to reflect the issuance of the New 1998 Bond Financing Letter of Credit under the Bond Financing Reimbursement Agreement, effective as of the Effective
Date:

               (a) The definition of "Revolving Loan Credit Limit" set forth in Paragraph 16 of the Credit Agreement is hereby amended to read in its entirety as follows:

                   "Revolving Loan Credit Limit" shall mean at any date $18,600,000.00, as such amount may be increased or decreased by written agreement of the Agent, the Company and one hundred percent (100%) of the Lenders and as such amount shall be permanently decreased on the Conversion Date by the dollar amount of the convertible Term Loan made on such Conversion Date."

               (b) Paragraph 6(e) of the Credit Agreement is hereby amended to renumber subparagraphs (2) and (3) as subparagraphs (3) and(4), respectively, and to add a new subparagraph (2) to read in its entirety as follows:

                   "(2) The Company shall prepay the outstanding principal balance of the Leasehold Improvement Term Loan in full on or before the date of issuance of the New 1998 Bond Financing Letter of Credit, the Company acknowledging that funds prepaid may not be reborrowed under Paragraph 2 hereof."

               (c) In addition to the prepayment set forth in new subparagraph
(2) to Paragraph 6(e) of the Credit Agreement, on the Effective Date the Company shall prepay Loans outstanding such that the aggregate amount of Loans outstanding shall not exceed availability as reduced hereby.

          5. Aero Freightways Transaction. Effective as of the Effective Date the Agent and the Lenders consent to the acquisition by the Company of Aero Freightways, Inc. described more particularly on Schedule 1 attached hereto and waive any Event of Default or Potential Default





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which may be deemed to exist under Paragraph 12(d) of the Credit Agreement as a direct result thereof.

          6. Additional Subsidiaries. To reflect the acquisitions by the Company of Rene Perez & Associates and Aero Freightways, Inc., the schedule of Subsidiaries attached to the Credit Agreement as Exhibit E is hereby amended and restated in its entirety and replaced with the schedule attached hereto as Replacement Exhibit E.

          7. Required Guaranties. To reflect the requirement of the Agent and the Lenders that unless such requirement is waived by one hundred percent (100%) of the Lenders, each U.S. domestic Subsidiary of the Company must execute and deliver a Guaranty and be a "Guarantor" for all purposes of the Credit Agreement and the other Loan Documents, effective as of the Effective Date:

               (a) Paragraph 8(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

                   "8(a) Guaranties. As credit support for the Obligations, except to the extent such requirement is waived by one hundred percent (100%) of the Lenders, the Company shall cause each now existing and each hereafter created or acquired U.S. domestic Subsidiary of the Company to execute and deliver to the Agent for the benefit of the Lenders a credit guaranty in the form of that attached hereto as Exhibit A (each, a "Guaranty" and, collectively, the "Guaranties").

               (b) The definition of "Guarantors" set forth in Paragraph 16 of the Credit Agreement is hereby amended to read in its entirety as follows:

                   "Guarantors" shall mean, collectively and severally, each of the Subsidiaries of the Company which executes and delivers a Guaranty as required pursuant to Paragraph 8(a) above."

               (c) Each of the Lenders, by executing this Amendment, hereby waives the requirement that Mercury Environmental and Scientific Services, Inc., a California corporation, and AEG Finance Corporation, each a U.S. domestic Subsidiary of the Company, execute and deliver a Guaranty pursuant to Paragraph 8(a) of the Credit Agreement.

          8. No Arbitration. To reflect the agreement of the parties to delete the requirement that any dispute among the parties be resolved through arbitration, Paragraph 15(m) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

               "15(m) [INTENTIONALLY OMITTED.]"

          9. Reaffirmation of Guaranties. By executing this Amendment as provided below, each Guarantor acknowledges the terms and conditions agreed to by the Company, the Agent and





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the Lenders under this Amendment, and affirms and agrees that (a) the execution and delivery by the Company and the performance of its obligations under this Amendment shall not in any manner or to any extent affect any of the obligations of such Guarantor or the rights of the Agent or the Lenders under the Guaranty executed by such Guarantor or any other document or instrument made or given by such Guarantor in connection therewith, (b) the term "Obligations" as used in the Guaranties includes, without limitation, the Obligations of the Company under the Credit Agreement as amended hereby, and (c) each Guaranty remains in full force and effect.

          10. Effective Date. This Amendment shall be effective as of the date (the "Effective Date") that there has been delivered to the Agent:

               (a) A copy of this Amendment, duly executed by each party hereto and acknowledged by each of the Guarantors;

               (b) Evidence satisfactory to the Agent and each of the Lenders that the Bond Financing Reimbursement Agreement has been or will concurrently with the execution and delivery of this Amendment be executed and delivered by the Company and the other parties thereto; and

               (c) Such corporate resolutions, incumbency certificates and other authorizing documentation as the Agent may request.

          11. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Lenders that at the date hereof and at and as of the Effective Date:

               (a) The Company has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

               (b) Both prior to and after giving effect hereto: (1) the representations and warranties of the Company contained in the Credit Agreement and the other Loan Documents are accurate and complete in all respects, and (2) there has not occurred an Event of Default or Potential Default.

          12. No Other Amendment. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect as written and amended to date.






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          13. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.



                                            MERCURY AIR GROUP, INC.,
                                            a New York corporation



                                            By_________________________________
                                            Name_______________________________
                                            Title______________________________



                                            SANWA BANK CALIFORNIA, as Agent and
                                            as a Lender



                                            By_________________________________
                                            Name_______________________________
                                            Title______________________________



                                            MELLON BANK, N.A., as a Lender



                                            By_________________________________
                                            Name_______________________________
                                            Title______________________________



                                            BANKBOSTON, N.A., as a Lender



                                            By_________________________________
                                            Name_______________________________
                                            Title______________________________






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ACKNOWLEDGED AND AGREED TO this ___ day of March, 1998:

EXCEL CARGO, INC.


By_________________________________
Name_______________________________
Title______________________________


FLORACOOL, INC.



By_________________________________
Name_______________________________
Title______________________________


HERMES AVIATION, INC.



By_________________________________
Name_______________________________
Title______________________________


MAYTAG AIRCRAFT CORPORATION



By_________________________________
Name_______________________________
Title______________________________







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MERCURY AIR CARGO, INC.



By_________________________________
Name_______________________________
Title______________________________


VULCAN AVIATION, INC.



By_________________________________
Name_______________________________
Title______________________________


WOFFORD FLYING SERVICE, INC.



By_________________________________
Name_______________________________
Title______________________________


RENE PEREZ & ASSOCIATES, INC.



By_________________________________
Name_______________________________
Title______________________________






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                                                                     SCHEDULE 1


                DESCRIPTION OF AERO FREIGHTWAYS, INC. ACQUISITION


                         [TO B SUPPLIED BY THE COMPANY]







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